SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(D) of fhe Securities
         Exchange Act of 1934.

         Date of Report (Date of earliest event reported) JUNE 18, 1997

                         STANSBURY HOLDINGS CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          UTAH                      06034                     87-0281239
       ---------              ----------------              --------------
       (State of              (Commission File              (Irs Employer
     Incorporation)                 Number)                 Identification
                                                                Number)

                 676 LOUIS DRIVE, WARMINSTER, PENNSYLVANIA 18974
           ----------------------------------------------------------
           (Address of principal executive offices of the registrant)

       Registrant's telephone number, including area code: (215) 328-9566

                 113 83RD STREET, VIRGINIA BEACH, VIRGINIA 23451
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 6.                    RESIGNATIONS OF REGISTRANT'S DIRECTORS

         On June 20, 1997, the Registrant received a letter dated June 18, 1997 (copy attached as an exhibit hereto), from Donald S. Sanford in which he resigned as a director of the Registrant. The stated reasons for Mr. Sanford's resignation included the Board of Director's purported failure to address certain perceived problems including the current valuation of the Registrant's principal mining asset. Mr. Sanford objected to the failure of the Board of Directors to (i) elect two persons who he had nominated to the Board, (ii) authorize his continued pursuit of a mining acquisition, (iii) settle or otherwise immediately resolve certain pending or threatened legal actions involving the Registrant's acquisition, and (iv) call an annual meeting of the shareholders of the Registrant. In addition, Mr. Sanford also questioned the Registrant's relationship with certain third-parties as well as the creation and maintenance of a bank account of the Registrant outside of his control.

         The Registrant believes that Mr. Sanford's letter of resignation misstates the problems confronting the Registrant and reflects his failure to accept corporate decisions made by a majority of the Registrant's directors in their reasonable business judgment.

         The Registrant further believes that the lack of (i) a comprehensive business plan, (ii) a current professional valuation of the Registrant's principal mining asset, and (iii) the organizational structure to provide business experience, has limited its ability to pursue its prospective business opportunities. The Registrant is actively attempting to resolve all of the threatened and pending legal actions confronting it.

         Given its recent change in management, the Registrant is currently in the process of reviewing all of its existing relationships in all phases of its business (legal, accounting, financial and public relations) before it determines how to proceed with future endeavors.

         The Registrant believes that the maintenance of a bank account controlled by the Registrant, as opposed to the former president, is a prudent business practice.

         Finally, as previously disclosed, the Registrant anticipates conducting a shareholders' meeting during September 1997.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         STANSBURY HOLDINGS CORPORATION

DATE:  JUNE 26, 1997                     BY: /s/ EDWARD C. STANOJEV, JR.
                                            ----------------------------
                                               EDWARD C. STANOJEV, JR.,
                                               PRESIDENT

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

                                  EXHIBIT INDEX

EXHIBIT NO.                        DESCRIPTION
-----------                        -----------
    17                             June 18, 1997 letter from Donald S.
                                   Sanford to Martin Peskin, Chairman of the
                                   Board of Directors of Stansbury Holdings
                                   Corporation.

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